Exhibit 99.6


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they
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

Investor Data Request for Pool Attribute Matrix
The percentages should add up to 100% per table.



Cur. Prin. Bal. & CLTV         (% of principal balance)
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Current Principal Balance        Up to 70.00%    70.01% to 80.00%   80.01% to 90.00%    90.01% to 100.00%    100.01% to 110.00%
----------------------------------------------------------------------------------------------------------------------------------
Up to $50,000                             0.95%              0.45%               0.56%                1.17%                 2.70%
$50,000.01 to $100,000.00                 1.26%              0.90%               2.13%                4.18%                14.83%
$100,000.01 to $150,000.00                0.61%              0.59%               1.55%                4.27%                18.05%
$150,000.01 to $200,000.00                0.39%              0.51%               1.15%                2.95%                12.41%
$200,000.01 to $250,000.00                0.28%              0.36%               0.55%                1.69%                 6.59%
Over $250,000.00                          0.30%              0.12%               0.61%                3.03%                 7.10%
Total                                     3.79%              2.93%               6.55%               17.29%                61.68%
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

Cur. Prin. Bal. & CLTV         (% of principal balance)
----------------------------------------------------------------------------------------------------------------------------------
Current Principal Balance        110.01% to 115.00%      Over 115.00%      Total      Average FICO      WA Loan Rate
----------------------------------------------------------------------------------------------------------------------------------
Up to $50,000                                  0.29%             0.00%       6.13%               622           11.808
$50,000.01 to $100,000.00                      2.56%             0.00%      25.86%               616           10.148
$100,000.01 to $150,000.00                     2.88%             0.00%      27.96%               613            9.478
$150,000.01 to $200,000.00                     1.44%             0.00%      18.85%               614            8.998
$200,000.01 to $250,000.00                     0.40%             0.00%       9.85%               612            8.576
Over $250,000.00                               0.19%             0.00%      11.35%               622            8.174
Total                                          7.76%             0.00%     100.00%               615            9.467
----------------------------------------------------------------------------------------------------------------------------------


CLTV & FICO                    (% of principal balance)
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CLTV                                  N/A             Under 541          541 to 580           581 to 620            621 to 660
----------------------------------------------------------------------------------------------------------------------------------
Up to 70.00%                              0.07%              0.22%               0.69%                0.74%                 0.92%
70.01% to 80.00%                          0.03%              0.22%               0.58%                0.82%                 0.56%
80.01% to 90.00%                          0.09%              0.70%               1.48%                1.44%                 1.39%
90.01% to 100.00%                         0.57%              1.76%               3.34%                4.05%                 4.67%
100.01% to 110.00%                        1.39%              5.02%              10.36%               15.96%                17.72%
110.01% to 115.00%                        0.16%              0.51%               1.60%                2.30%                 1.81%
Total                                     2.32%              8.43%              18.05%               25.30%                27.09%
----------------------------------------------------------------------------------------------------------------------------------


CLTV & FICO         (% of principal balance)
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CLTV                                   661 to 700          Over 700        Total   Avg Cur.Prin.Bal.    WA Loan Rate
----------------------------------------------------------------------------------------------------------------------------------
Up to 70.00%                                   0.56%             0.58%       3.79%            66,315            9.463
70.01% to 80.00%                               0.42%             0.29%       2.93%            82,647            9.304
80.01% to 90.00%                               0.92%             0.53%       6.55%            93,062            9.324
90.01% to 100.00%                              1.94%             0.95%      17.29%           107,408            9.277
100.01% to 110.00%                             8.59%             2.65%      61.68%           112,473            9.429
110.01% to 115.00%                             1.06%             0.32%       7.76%           102,956           10.369
Total                                         13.49%             5.32%     100.00%           105,517            9.467
----------------------------------------------------------------------------------------------------------------------------------


Prin Balance & FICO            (% of principal balance)
----------------------------------------------------------------------------------------------------------------------------------
Current Principal Balance             N/A             Under 541          541 to 580           581 to 620            621 to 660
----------------------------------------------------------------------------------------------------------------------------------
Up to $50,000                             0.15%              0.44%               0.98%                1.45%                 1.71%
$50,000.01 to $100,000.00                 0.58%              2.16%               5.03%                6.01%                 7.06%
$100,000.01 to $150,000.00                0.78%              2.50%               5.31%                7.39%                 7.11%
$150,000.01 to $200,000.00                0.40%              1.65%               3.43%                4.76%                 5.18%
$200,000.01 to $250,000.00                0.15%              1.00%               1.69%                2.80%                 2.42%
Over $250,000.00                          0.26%              0.68%               1.62%                2.88%                 3.60%
Total                                     2.32%              8.43%              18.05%               25.30%                27.09%
----------------------------------------------------------------------------------------------------------------------------------


Prin Balance & FICO         (% of principal balance)
----------------------------------------------------------------------------------------------------------------------------------
Current Principal Balance              661 to 700          Over 700        Total      Average CLTV      WA Loan Rate
----------------------------------------------------------------------------------------------------------------------------------
Up to $50,000                                  0.95%             0.45%       6.13%             90.36           11.808
$50,000.01 to $100,000.00                      3.62%             1.40%      25.86%             99.54           10.148
$100,000.01 to $150,000.00                     3.41%             1.46%      27.96%            102.04            9.478
$150,000.01 to $200,000.00                     2.41%             1.01%      18.85%            101.48            8.998
$200,000.01 to $250,000.00                     1.41%             0.38%       9.85%            100.36            8.576
Over $250,000.00                               1.69%             0.62%      11.35%             99.95            8.174
Total                                         13.49%             5.32%     100.00%            100.17            9.467
----------------------------------------------------------------------------------------------------------------------------------


CLTV and Loan Rates            (% of principal balance)
----------------------------------------------------------------------------------------------------------------------------------
CLTV                             Under 8.000%    8.000% - 8.999%     9.000% - 9.999%     10.000% - 10.999%     11.000% - 11.999%
----------------------------------------------------------------------------------------------------------------------------------
Up to 70.00%                              1.16%              0.68%               0.53%                0.73%                 0.34%
70.01% to 80.00%                          0.98%              0.61%               0.30%                0.57%                 0.24%
80.01% to 90.00%                          2.24%              1.15%               0.90%                1.19%                 0.60%
90.01% to 100.00%                         6.30%              2.75%               2.87%                2.75%                 1.32%
100.01% to 110.00%                       16.99%             10.21%              13.67%               13.17%                 4.15%
110.01% to 115.00%                        0.95%              0.11%               1.19%                3.70%                 1.41%
Total                                    28.62%             15.52%              19.46%               22.11%                 8.05%
----------------------------------------------------------------------------------------------------------------------------------


CLTV and Loan Rates         (% of principal balance)
----------------------------------------------------------------------------------------------------------------------------------
CLTV                              12.000% - 12.999%    13.000% and up      Total      Average FICO      WA Loan Rate
----------------------------------------------------------------------------------------------------------------------------------
Up to 70.00%                                   0.22%             0.13%       3.79%               632            9.463
70.01% to 80.00%                               0.15%             0.08%       2.93%               618            9.304
80.01% to 90.00%                               0.26%             0.20%       6.55%               613            9.324
90.01% to 100.00%                              0.71%             0.59%      17.29%               612            9.277
100.01% to 110.00%                             1.94%             1.56%      61.68%               616            9.429
110.01% to 115.00%                             0.27%             0.12%       7.76%               613           10.369
Total                                          3.56%             2.67%     100.00%               615            9.467
----------------------------------------------------------------------------------------------------------------------------------

CLTV = Combined Loan to Value     Unless stated otherwise, the above terms are defined consistently with the prospectus supplement
                                  (i.e., CLTV, FICO, WA Loan Rate)